Exhibit 99.2

 Company Update  May 5, 2021  Aspen ViewBillings, MT

 Forward-Looking Statements, Non-GAAP and Other Information  1  IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.”  Throughout this Presentation, New Senior Investment Group Inc. (NYSE: SNR) is referred to as “New Senior,” the “Company,” “SNR” or “we.”FORWARD-LOOKING STATEMENTS. Certain information in this Presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding New Senior’s 2021 strategic priorities and expectations with respect to the potential range of 2021 financial results; the expected impact of the COVID-19 pandemic on our business, liquidity, properties, operators and the health systems and populations that we serve; the cost and effectiveness of measures we have taken to respond to the COVID-19 pandemic, including health and safety protocols and system capacity enhancements that are intended to limit the transmission of COVID-19 at our properties; our expected occupancy rates and operating expenses; and the declaration or amount of any future dividend. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to the continuing impact of COVID-19 on our operations and the operation of our facilities, including ongoing cases at certain of our facilities, the speed, geographic reach and duration of the COVID-19 pandemic; the legal, regulatory and administrative developments that occur at the federal, state and local levels; the efficacy of our operators’ infectious disease protocols and prevention efforts; the broader impact of the pandemic on local economies and labor markets; the overall demand for our communities in the recovery period following the pandemic; our ability to successfully manage the asset management by third parties; and market conditions generally which affect demand and supply for senior housing. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for us to predict or assess the impact of every factor that may cause our results to differ materially from those anticipated by any forward-looking statements. Forward-looking statements contained herein, and all statements made in this Presentation, speak only as of the date of this Presentation, and the Company expressly disclaims any duty or obligation to release publicly any updates or revisions to any statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.NON-GAAP FINANCIAL INFORMATION. This Presentation includes information based on financial measures that are not recognized under generally accepted accounting principles (“GAAP”), such as NOI, cash NOI, adjusted same store cash NOI, Normalized FFO, AFFO and Normalized FAD. You should use non‐GAAP information in addition to, and not as an alternative to, financial information prepared in accordance with GAAP. See the end of this Presentation for reconciliations to the most comparable GAAP measures and an explanation of each of our non-GAAP measures. Our non-GAAP measures may not be identical or comparable to measures with the same name presented by other companies due to differences in calculation, capital structure or other factors. PAST PERFORMANCE. In all cases where historical results are presented or past performance is described, we note that past performance is not a reliable indicator of future results and performance.GLOSSARY. See the Glossary at the end of this Presentation for an explanation of various terms used herein.

 Table of Contents  SECTIONS      PAGES  I.   Overview and Executive Summary    3 – 8  II.  COVID-19 Situation Update    9 – 12  III.  Financial Update    13 – 18  IV.  Industry Outlook    19 – 21  V.  Appendix    22 – 29  2

New Senior Overview

New Senior Investment Group Inc. (NYSE: SNR) is a publicly-traded REIT with a portfolio of 102 Independent Living (IL) properties and one NNN leased property

The only pure play, publicly-traded senior housing REIT in the U.S.

- *100% private pay senior housing*
- *All properties wholly owned*

Uniquely positioned to capitalize on long-term industry fundamentals

- *95% of NOI from high-margin IL properties*[1]
- *All IL properties in managed structure*



Pure Play REIT
Uniquely Positioned
New Senior
Investment Group
103 Properties
12,404 Units
Geographic Diversification & Scale
Experienced Operator Mix

One of the largest owners of senior housing with a national footprint

- *11th largest owner of senior housing*[2]
- *Diversified across 36 states*

Partnered with experienced senior housing operators

- *5 operating partners*
- *Relationships with some of the largest operators in the U.S.(Holiday & Atria)*

New Senior Investment Group

1) Percentage calculated based on 1Q21 NOI.
2) ASHA, "50 Largest U.S. Seniors Housing Real Estate Owners and Operators," June 1, 2020.

3

 Geographically Diversified Portfolio  Properties located in 36 different states, generally outside of major metropolitan areas65% of NOI generated from properties located in secondary and tertiary markets(1)  4  As defined by National Investment Center for Seniors Housing & Care (NIC); Tertiary markets include Additional markets and markets not covered by NIC.Percentages calculated based on 1Q21 NOI.  Markets(1)  Assets  % of NOI(2)   Primary  32  35%   Secondary  32  32%   Tertiary  39  33%                                                                                                                                                                                                                                                                                                                            IL PropertiesNNN Lease        Fleming PointRochester, NY    Marion WoodsOcala, FL  Top 5 States  Assets  % of NOI(2)   California  9  12%   North Carolina  8  11%   Florida  9  9%   Pennsylvania  5  9%   Oregon  8  8%    Vista De La MontanaSurprise, AZ  103 Properties  12,404 Units  36 States  100% Private Pay

 Executive Summary  Dogwood EstatesDenton, TX

Recent Highlights

COVID-19 Update

- Rate of new cases within our portfolio has dropped significantly – only 1 active resident case as of May 3rd
  - Total new cases in April were down 95% from peak in December 2020
- All properties within our portfolio have had access to the vaccine
- Majority of properties are operating in a manner largely consistent with the pre-COVID-19 environment

Improving Occupancy Trends

- Occupancy trends ***improved significantly*** throughout 1Q21 – and are continuing to improve in 2Q21
  - January ending occupancy down 80bps, February down 60bps, March down 20bps
- Ending occupancy **grew by 40bps in April** – first month of growth since pandemic began
  - Saw strong demand as lead and move-in volumes were above pre-pandemic historical averages

1Q21 Results In Line With Guidance

- 1Q21 Results: Occupancy **down 160bps**, total same store cash NOI **down 16%** and AFFO per share of **$0.14**
  - Occupancy slightly better than quarterly guidance and financial results were in line with guidance
- 2Q21 Guidance: Occupancy **up 120bps-150bps**, total same store NOI **down ~15%** and AFFO per share of **~$0.13**
  - Quarterly results could represent an earnings trough if we continue to see occupancy recovery

Other Business Updates

- Successfully completed the transition of 21 properties to Atria Senior Living on April 1st `
- Represents a significant step in our ongoing effort to improve operator diversification and alignment

New Senior Investment Group

6

 New Senior Operator Mix(1)  7  New Senior currently has five different operating partners Holiday Retirement is our largest operating partner – currently manages 75% of our portfolioHoliday is the 3rd largest operator in the U.S. and primarily focused on IL Successfully completed transition of 21 properties to Atria in April – Atria now manages 20% of our portfolioAtria is the 7th largest operator in the U.S. and experienced across IL and AL/MCTransition to Atria represented a significant step in our ongoing effort to improve operator diversificationContinue to review opportunities to improve operator diversification and alignment  Operator Diversification  Operator Diversification  Holiday: 95% of portfolio  Atria: 20% of portfolio  Holiday: 75% of portfolio  SNR Operator  Total Properties  SNRProperties  % of Properties    240  77  75%    206  21  20%    70  3  3%    57  1  1%    57  1  1%  As of Year End 2020  As of April 1, 2021  ASHA, “50 Largest U.S. Seniors Housing Real Estate Owners and Operators,” June 1, 2020.

Benefits of Independent Living

- **Independent Living benefits from several key features versus other senior housing property types**

More Resilient Through Pandemic	✓ Occupancy less impacted due to fewer restrictions on move-ins and more stable move-outs ✓ Flexible operating model enables operators to tightly manage expenses
100% *Private Pay*	✓ Not exposed to payment risk from changes in government reimbursement programs ✓ Less regulatory oversight since properties do not require healthcare licenses
~60% *Residents under 85 years of age*	✓ Earlier entry age than other property types – closer to approaching demographic wave ✓ More active resident population
~3 Years *Length of stay*	✓ Longer average length of stay versus other property types ✓ Average length of stay of ~3 years, versus ~2 years for AL/MC
~40% *Operating margins*	✓ Generally higher and more stable NOI margins than other property types ✓ Less labor-intensive staffing model since no healthcare services provided by IL operators
140bps *Lower construction rate historically*	✓ Less new supply over the past 3 years versus other property types ✓ Average construction versus inventory of 5.6% since 2018, versus 7.0% for AL/MC

New Senior Investment Group

8

 COVID-19 Situation Update

Vaccine Update

- **100% of the properties in our portfolio have had access to the vaccine**
  - 91% of properties have completed all planned clinics; expect to have all clinics completed this month
  - Operators able to successfully organize vaccine clinics despite IL being excluded from Phase 1a of federal program
- **Vaccine participation continues to trend near 80% for residents and 50% for associates**
- **As vaccine rollout has progressed, the rate of new cases has declined significantly**
- **Majority of our properties are now operating in a manner largely consistent with the pre-COVID-19 environment**
  - In addition, sales and occupancy trends have continued to improve as vaccines have been more widely distributed

Property Vaccine Status



9 properties have completed at least one clinic
9%
103 Properties
91%
94 properties have completed all planned clinics

Cumulative Vaccine Clinics Versus New Weekly Cases



SNR New Weekly Cases
100
90
80
70
60
50
40
30
20
10
0
Percentage of Clinic Complete
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12/28
1/4
1/11
1/18
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
Initial Clinics
Secondary Clinics
New Weekly Cases

New Senior Investment Group
10

COVID-19 Cases & Trends

- **As of May 3, our portfolio has 3 active cases (1 resident and 2 associates) across 3 properties**
- **Rate of new cases within our portfolio slowed again in April after the significant decline in March**
  - 12 new total cases in April, down 95% from the peak in December
  - Only 4 new resident cases reported in April, the lowest for any one month since the pandemic began
- **Most of the recent reported COVID-19 infections at our properties have been limited to 1 to 2 cases**
  - No property has reported more than 3 active cases at any one time since mid-March

New COVID-19 Cases – Monthly Trend[1]


14
111
40
20
43
24
12
52
120
260
246
164
24
12
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
New SNR Resident Cases
New SNR Associate Cases
Total US New Daily Cases

Current Impact on Portfolio


3 properties w/ 1 active case
103
Properties
100 properties w/
no active cases

New Senior Investment Group

1) National COVID-19 case data per Johns Hopkins University.

11

COVID-19 Impact on Senior Housing[1]

- **Industry occupancy has declined significantly since the start of the pandemic – down 830bps since 1Q20**
  - In addition, expenses increased as operators adapted components of the business to keep residents and employees safe
- **While the entire sector has been significantly impacted, IL properties have performed better than other property types since the start of the pandemic**
  - ✓ To date, IL has experienced lower occupancy declines than AL/MC – down 740bps versus 940bps, respectively
  - ✓ More flexible operating model and lower COVID-19 related expenses due to lack of healthcare services
- **Early signs of a potential recovery are very encouraging – and we believe industry is well positioned for growth**

Industry Occupancy Declines – All NIC Markets



1Q20
2Q20
3Q20
4Q20
1Q21
0bps
-50bps
-100bps
-150bps
-200bps
-250bps
-300bps
-350bps
Sequential Decline (bps)
-30bp
-20bp
-300bp
-220bp
-280bp
-230bp
-140bp
-140bp
-220bp
-150bp
Majority AL
Majority IL

New Senior Investment Group

1) Intra-quarterly data per NIC for all markets.

12

 Financial Update  PinegateMacon, GA

 14  Financial Results – 1Q 2021  Ending occupancy down 160bps QoQ and down 720bps YoY (slightly better than guidance of down 170bps QoQ) IL RevPOR growth of 0.3% YoYSame store cash NOI down 16% YoY (as compared to guidance of down approximately 15% YoY)AFFO per share of $0.14 (in line with guidance range of $0.14 to $0.15 per share)  ($ in thousands, except RevPOR and per share data)  1Q 2021 Same Store Portfolio          102 IL Properties & 1 NNN Property  1Q20  4Q20  1Q21  QoQ  YoY  IL Ending Occupancy  87.4%  81.8%  80.2%  (160bps)  (720bps)  IL RevPOR  $2,706   $2,713   $2,715   0.1%  0.3%  IL Margin  39.7%  39.1%  36.1%  (300bps)  (360bps)   IL Cash NOI  $33,637   $31,011   $27,967   (9.8%)  (16.9%)   CCRC Cash NOI  1,450   1,490   1,490   0.0%  2.7%  Total Same Store Cash NOI  $35,087   $32,501   $29,457   (9.4%)  (16.0%)              AFFO Per Share  $0.17  $0.17  $0.14  ($0.03)  ($0.03)

Key Observations: Recent Occupancy & Financial Trends

- **Monthly occupancy trends improved in 1Q21 and April, as COVID-19 cases declined & vaccine rollout progressed**
- **Positive sales trends suggest continued growth in the rest of 2Q21 and heading into the second half of the year**
- **Financial results expected to be impacted near-term, but improve as occupancy continues to recover**

Occupancy & Revenue

- Significant improvement in sequential monthly results through 1Q21, culminating with occupancy growth in April
  - Leads and move-ins both surpassed 2019 average volume in March and April; April also benefited from lower move-outs
- In the near-term, we expect operators to continue the use of discounts and incentives to drive occupancy growth

Operating Expenses & Margin

- Expenses declined 3.2% YoY, but not enough to offset revenue decline from occupancy losses due to the pandemic
  - Expenses impacted by increasing labor, marketing and maintenance costs as operators shift focus to occupancy growth
- As a result, margins declined modestly from 39.1% in 4Q20 to 36.1% in 1Q21
  - Margins expected to remain impacted in near-term, but recover to historical levels following occupancy growth

NOI & AFFO

- Results were consistent with 1Q21 expectations and guidance range
- 2Q21 guidance assumes occupancy growth continues into May and June based on positive sales trends observed
- Financial results in 2Q21 could represent a trough if occupancy growth continues

New Senior Investment Group

15

IL Lead and Move-in Trends

- **Leads increased in 1Q21 as COVID-19 cases declined and the vaccine rollout progressed**
  - March exceeded average 2019 volume for the first time since the pandemic began, versus low point of 57% in April 2020
  - In total, 1Q21 leads represented 103% of average 2019 volume
  - April leads remained above 2019 levels for a second consecutive month
- **Alongside strong lead growth in 1Q21, monthly move-ins grew rapidly throughout the quarter**
  - March move-ins increased 46% versus recent January low point, and surpassed average 2019 volume for the first time
  - April move-ins increased again month-over-month, and reached the highest level since December 2019

Monthly Leads – Indexed to 2019 Average(1)



120%
110%
100%
90%
80%
70%
60%
50%
40%
66%
84%
91%
88%
88%
89%
80%
79%
97%
98%
113%
106%
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
2020
2021

Monthly Move-ins – Indexed to 2019 Average(1)



120%
110%
100%
90%
80%
70%
60%
50%
40%
72%
73%
92%
97%
93%
96%
85%
76%
73%
81%
106%
108%
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
2020
2021

New Senior Investment Group

1) Information represents 2Q21 same store portfolio, which excludes 21 properties transitioned to Atria on 4/1/21.

16

IL Move-out and Occupancy Trends

- **Move-outs increased at the end of 1Q21, driven mostly by higher non-controllable move-outs**
  - Deaths and higher level of care both trended above typical levels following elevated COVID-19 cases early in the quarter
- **April move-outs declined 15% from March as non-controllable move-outs stabilized**
- **1Q21 ending occupancy declined 160bps versus 4Q20**
  - Monthly declines improved significantly within the quarter following an 80bps loss in January
- **April same store occupancy increased 40bps, the first month of occupancy growth since the pandemic began**
  - April results benefited from both improving move-ins and the lowest move-out total since May 2020

Monthly Move-outs – Indexed to 2019 Average[1]



120%
110%
100%
90%
80%
70%
60%
50%
40%
88%
99%
104%
111%
109%
106%
98%
100%
99%
100%
109%
93%
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
2020
2021

Change in Ending Occupancy[2]



60bp
40bp
20bp
0bp
-20bp
-40bp
-60bp
-80bp
-100bp
-60bp
-70bp
-50bp
-50bp
-60bp
-20bp
-60bp
-70bp
-80bp
-60bp
-20bp
40bp
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
2020
2021

1) Information represents 2Q21 same store portfolio, which excludes 21 properties transitioned to Atria on 4/1/21.
2) Information for May 2020 through March 2021 represents 1Q21 same store portfolio of 102 assets; information for April 2021 represents 2Q21 same store portfolio, which excludes 21 properties transitioned to Atria on 4/1/21. April 2021 ending occupancy for the 1Q21 same store portfolio increased 10bps sequentially.

New Senior Investment Group

17

 2Q 2021 Guidance  18  Based on latest results and current trends, we are providing guidance for 2Q21 results Results driven by occupancy declines sustained throughout 2020 and into 1Q21Results could represent an earnings trough if occupancy continues to recover2Q21 same store occupancy up 120bps to 150bps versus 1Q21Assumes further occupancy growth of 80bps to 110bps in May and June, following 40bps of growth in April 2Q21 same store cash NOI down approximately 15% YoY, and AFFO per share of approximately $0.13  1Q21 Actuals & 2Q21 Guidance     1Q21Actuals  2Q21Guidance  Total Same Store Properties  103 properties(102 IL & 1 NNN)  82 properties(81 IL & 1 NNN)  IL Same Store Ending Occupancy: Sequential Change  Down 160bps   Up 120bps to 150bps  Total Same Store Cash NOI: Year-over-Year Change  Down 16.0%  Down approx. 15%  AFFO Per Share   $0.14  Approx. $0.13

 Industry Outlook  Greeley PlaceGreeley, CO

Fundamentals Remain Compelling

- Long-term fundamentals for senior housing continue to be attractive
- Favorable macro trends could further support senior housing recovery

Demand[1]

Demographics Remain Intact
- ✓ Senior population growth remains unchanged
- ✓ 75+ population growing by over 5 million seniors by 2025

Demand for Middle Market Independent Living
- ✓ New Senior's IL portfolio is uniquely positioned to serve middle income seniors
- ✓ Middle income seniors expected to comprise 43% of all seniors by 2029

Value Proposition of Senior Housing
- ✓ Senior housing will continue to provide practical and enriching alternative to aging at home
- ✓ Caregivers could become more scarce with adult children increasingly entering and staying in workforce

Supply[2]

New Construction Starts Slowed Materially
- ✓ New construction starts for IL are at the lowest levels since 2014
- ✓ Total trailing four-quarter starts down 67% from the recent peak in 1Q18

Construction Costs Rising
- ✓ New supply pressures could continue to ease as rising construction costs may impact development
- ✓ Prices for lumber, steel and copper have seen significant increases since 2019

1) Data per U.S. Census Bureau and NIC.
2) Data per NIC for 99 primary and secondary markets.

New Senior Investment Group
20

Illustrative NOI Growth Potential

- **Potential for significant organic NOI growth if occupancy recovers – timing depends on speed & shape of recovery**
- **Occupancy recovery back to 2019 NOI levels (pre-COVID-19) would result in NOI growth of $25 million**
  - Occupancy has declined 8% since the onset of the COVID-19 pandemic
- **Additional $35 – $40 million of NOI assuming return to previously achieved "peak" occupancy/margin levels**
  - $16 million of NOI from occupancy growth to 92%(1)
  - $20 million of NOI from RevPOR growth of 5% from current level

Illustrative IL NOI Growth Potential

($ in millions)



$112
$25
$137
$16
$20
$173

	1Q21 Ann. NOI	COVID-19 Impact	2019 NOI	Occupancy Growth	RevPOR Growth	NOI Potential
Avg. Occupancy	79%	8%	87%	92%	-	92%
RevPOR	$2,715	-	-	-	$2,850	$2,850
Margin	36%	-	-	-	-	46%

New Senior Investment Group

1) Assumes 85% margin flow through on incremental occupancy growth.

21

 Appendix  Augustine LandingJacksonville, FL

 Capital Structure, Debt Maturities & Liquidity(1)  Debt information is as of 3/31/2021 and based on current unpaid principal balance.Company has two one-year extension options to extend the maturity date on $49 million, subject to a fee of 13bps of the total commitment on the second extension option.Includes the impact of swaps that effectively converted $620 million LIBOR-based floating rate debt to fixed rate debt.  23     Amounts  % of Total  W.A. Maturity in Years  Interest Rate  Fixed  $1,081  72%  4.3 years  3.9%  Floating  419  28%  5.4 years  2.5%  Total Debt  $1,500  100%  5.1 years  3.5%    $1.5 billion of debt as of March 31, 2021Fixed rate exposure of 72%Average LIBOR for 1Q21 was 13bpsCurrent spot rate of 11bpsNo significant debt maturities until 2025  Debt Composition(3)  Debt Maturity & Amortization Schedule  ($ in millions)  ($ in millions)  (2)  Recent LIBOR Trends  1Q21 average of 13bpsAs of 4/30/21, spot rate of 11bps

 2Q 2021 Guidance – Non-GAAP Reconciliation  24  Net Loss Attributable to Common Stockholders  ($0.11)  Depreciation & amortization  0.18  FFO  $0.07       Acquisition, transaction & integration expense  0.03  Normalized FFO   $0.10       Amortization of deferred financing costs  0.01   Amortization of equity-based compensation  0.02  AFFO   $0.13   Second Quarter 2021 Per Share Reconciliation(1)  The Company’s expectations are based on a number of other assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

 NOI Reconciliation – 1Q 2021 Year-over-Year  25    1Q21    1Q20          Total Same Store Cash NOI  $29,457     $35,087   Straight-line rental revenue   95      134   Amortization of deferred community fees and other   696      304          Total NOI  $30,248     $35,525           Depreciation and amortization    (15,889)     (17,536)  Interest expense   (14,353)     (17,219)  General and administrative expense   (6,275)     (5,846)  Loss on extinguishment of debt  —    (5,884)  Acquisition, transaction & integration expense   (393)     (133)  Other income (expense)   (615)     105  Income tax expense   (34)     (60)  Loss from Continuing Operations   (7,311)     (11,048)  Gain on sale of real estate   —    19,992  Loss from discontinued operations    —      (3,107)   Discontinued operations, net   —      16,885   Net Income (Loss)   (7,311)     5,837  Deemed dividend on redeemable preferred stock   (296)     (598)  Net Income (Loss) Attributable to Common Stockholders  ($7,607)    $5,239  ($ in thousands)

 NOI Reconciliation – 1Q 2021 Quarter-over-Quarter  26    1Q21    4Q20          Total Same Store Cash NOI   $29,457      $32,501   Straight-line rental revenue   95      95   Amortization of deferred community fees and other   696      1,118           Total NOI  $30,248     $33,714           Depreciation and amortization   (15,889)     (15,769)  Interest expense   (14,353)     (14,522)  General and administrative expense   (6,275)     (5,373)  Acquisition, transaction & integration expense   (393)     (272)  Other expense   (615)     (944)  Income tax expense   (34)     (22)  Net Loss   (7,311)     (3,188)  Deemed dividend on redeemable preferred stock   (296)     (601)  Net Loss Attributable to Common Stockholders  ($7,607)    ($3,789)  ($ in thousands)

 GAAP Reconciliation of FFO, Normalized FFO, AFFO and Normalized FAD  27  Primarily includes insurance recoveries and casualty-related charges.Diluted share amounts have been calculated using the treasury stock method.    1Q21  Net Loss Attributable to Common Stockholders  ($7,607)      Add (Deduct):     Depreciation and amortization   15,889  FFO  $8,282  FFO per Basic Share  $ 0.10  FFO per Diluted Share  $ 0.10       Acquisition, transaction and integration expense  393   Compensation expense related to transition awards  325   Other expense(1)   615      Normalized FFO  $9,615  Normalized per Basic Share  $ 0.12  Normalized FFO per Diluted Share  $ 0.11        Straight-line rental revenue  (95)   Amortization of equity-based compensation  1,760   Amortization of deferred financing costs  957   Amortization of deferred community fees and other  (696)      AFFO  $11,541  AFFO per Basic Share  $ 0.14  AFFO per Diluted Share  $ 0.14       Routine capital expenditures  (1,858)      Normalized FAD  $9,683  Normalized FAD per Basic Share  $ 0.12  Normalized FAD per Diluted Share  $ 0.11  Weighted average basic shares outstanding  82,816  Weighted average diluted share outstanding (2)  85,389  ($ and shares in thousands, except per share data)

 Glossary  Cash NOI MarginCash NOI margin is equal to Cash NOI divided by Cash Revenue.Discontinued OperationsDiscontinued operations consists of 28 AL/MC properties that represented the entire Managed AL/MC Properties segment prior to the fourth quarter of 2019 and were classified as discontinued operations as of December 31, 2019. The properties were subsequently sold in February 2020. EBITDARMEBITDARM is a non-GAAP measure that represents earnings before interest, taxes, depreciation, amortization, rent and management fees for the period stated unless otherwise noted. We use EBITDARM in determining coverage and as a supplemental measure of the ability of the property to generate sufficient liquidity to meet related obligations to us. For our triple net lease portfolio, all facility financial performance data was derived solely from information provided by operators/tenants without independent verification by us. EBITDARM does not represent net income or cash flow from operations and should not be considered an alternative to those indications. EBITDARM CoverageFacility EBITDARM divided by the aggregate of base rent and any additional rent due to us for the same period. EBITDARM coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not for us) to meet the operator’s/tenant’s related rent and other obligations to us. Enterprise ValueEnterprise value is equal to market capitalization plus carrying value of mortgage notes payable, minus cash. FFO, Normalized FFO, AFFO and Normalized FADWe use Funds From Operations ("FFO") and Normalized FFO as supplemental measures of our operating performance. We use the National Association of Real Estate Investment Trusts ("NAREIT") definition of FFO. NAREIT defines FFO as GAAP net income (loss) attributable to common stockholders, which includes loss from discontinued operations, excluding gains (losses) from sales of depreciable real estate assets and impairment charges of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and joint ventures to reflect FFO on the same basis. FFO does not account for debt principal payments and is not intended as a measure of a REIT’s ability to satisfy such payments or any other cash requirements.  FFO, Normalized FFO, AFFO and Normalized FAD (continued)Normalized FFO, as defined below, measures the financial performance of our portfolio of assets excluding items that, although incidental to, are not reflective of the day-to-day operating performance of our portfolio of assets. We believe that Normalized FFO is useful because it facilitates the evaluation of our portfolio’s operating performance (i) between periods on a consistent basis and (ii) to the operating performance of other real estate companies. However, comparability may be limited because our calculation of Normalized FFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.We define Normalized FFO as FFO excluding the following income and expense items, as applicable: (a) acquisition, transaction and integration related expenses; (b) the write off of unamortized discounts, premiums, deferred financing costs, or additional costs, make whole payments and penalties or premiums incurred as the result of early repayment of debt (collectively “Gain (loss) on extinguishment of debt”); (c) incentive compensation to affiliate recognized as a result of sales of real estate; (d) the remeasurement of deferred tax assets; (e) valuation allowance on deferred tax assets, net; (f) termination fee to affiliate; (g) gain on lease termination; (h) compensation expense related to transition awards; (i) litigation proceeds; and (j) other items that we believe are not indicative of operating performance, generally reported as “Other expense (income)” in the Consolidated Statements of Operations. We also use Adjusted FFO (“AFFO”) and Normalized FAD as supplemental measures of our operating performance. We believe AFFO is useful because it facilitates the evaluation of (i) the current economic return on our portfolio of assets between periods on a consistent basis and (ii) our portfolio versus those of other real estate companies that report AFFO. However, comparability may be limited because our calculation of AFFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies. We define AFFO as Normalized FFO excluding the impact of the following: (a) straight-line rental revenue; (b) amortization of above / below market lease intangibles; (c) amortization of deferred financing costs; (d) amortization of premium or discount on mortgage notes payable; (e) amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives and (f) amortization of equity-based compensation expense.  28

Glossary

FFO, Normalized FFO, AFFO and Normalized FAD (continued)

We define Normalized FAD as AFFO less routine capital expenditures, which we view as a cost associated with the current economic return. Normalized FAD, which does not reflect debt principal payments and certain other expenses, does not represent cash available for distribution to stockholders. We believe Normalized FAD is useful because it fully reflects the additional economic costs of maintaining the condition of the portfolio.

Gross Assets

The carrying amount of total assets, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements.

Investment

Represents the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, for all assets owned as of the end of the respective reporting period.

Net Operating Income ("NOI") and Cash NOI

NOI and cash NOI are non-GAAP measures used to evaluate the performance of our properties. We consider NOI and Cash NOI important supplemental measures used to evaluate the operating performance of our properties because they allow investors, analysts and our management to assess our unleveraged property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis. We define NOI as total revenues less property-level operating expenses, which include property management fees and travel cost reimbursements. We define cash NOI as NOI excluding the effects of straight-line rental revenue, amortization of above / below market lease intangibles and the amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

Occupancy

For the IL portfolio, occupancy represents the facilities' average operating occupancy for the applicable period. For the triple net lease portfolio, occupancy is based on the period reported unless otherwise noted. The percentages are calculated based on available beds. All occupancy data was derived solely from information provided by operators/tenants without independent verification by us.

RevPOR

Represents average cash revenues per occupied bed per month. We use RevPOR to evaluate the revenue generating potential of our senior housing portfolio independent of fluctuating occupancy rates.

Same Store

Same store information is intended to enable management to evaluate the performance of a consistent portfolio of real estate in a manner that eliminates variances attributable to changes in the composition of our portfolio over time, due to sales and various other factors. Properties acquired, sold, transitioned to other property managers or between segments, or classified as held for sale or discontinued operations during the comparable periods are excluded from the same store amounts.

New Senior Investment Group
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